Exhibit 32.1

Certification Pursuant

To 18 U.S.C. 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cyanotech Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew H. Jacobson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act (15 U.S.C. 78m or 78o (d)); and

2)                                      The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	November 13, 2008	/s/ Andrew H. Jacobson
Andrew H. Jacobson
President, Chief Executive Officer